    As filed with the Securities and Exchange Commission on  April 22, 1999
                                                      Registration No. 333-

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                              WHITMAN CORPORATION
             (Exact name of Registrant as specified in its charter)

             Delaware                                     36-6076573
   (State or other jurisdiction of                     (I.R.S. employer
   incorporation or organization)                   identification number)

                              3501 Algonquin Road
                        Rolling Meadows, Illinois 60008
                                 (847) 818-5000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                             ---------------------

                                William B. Moore
              Senior Vice President, Secretary and General Counsel
                              Whitman Corporation
                              3501 Algonquin Road
                        Rolling Meadows, Illinois 60008
                                 (847) 818-5000
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                             ---------------------

                                   Copies to:

          Jim L. Kaput                           H. Kurt von Moltke
          Sidley & Austin                        Kirkland & Ellis
          One First National Plaza               200 East Randolph Drive
          Chicago, Illinois  60603               Chicago, Illinois 60601

                             ---------------------

     Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-16355

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] ________________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                         CALCULATION OF REGISTRATION FEE
=========================================================================================
                                           Proposed         Proposed
 Title of each class of    Additional       maximum         maximum
    securities to be      Amount to be  offering price     aggregate        Amount of
       registered          registered    per unit (1)    offering price  registration fee
-----------------------------------------------------------------------------------------
Debt Securities           $12,000,000         100%        $12,000,000         $3,336
=========================================================================================

(1)  Estimated solely for the purpose of calculating the registration fee.

================================================================================

                             EXPLANATORY STATEMENT


     This registration statement on Form S-3 is being filed pursuant to Rule 462(b) and General Instruction IV to Form S-3, both promulgated under the Securities Act of 1933, as amended, to register an additional $12,000,000 aggregate principal amount of debt securities of Whitman Corporation. The contents of the registration statement on Form S-3 (Registration No. 333-16355), which registration statement was previously filed with the Securities and Exchange Commission on November 19, 1996, are incorporated by reference into this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rolling Meadows, State of Illinois, on April 22, 1999.

                                         WHITMAN CORPORATION



                                         By: /s/ Martin M. Ellen
                                             _______________________
                                             Martin M. Ellen
                                             Senior Vice President and
                                             Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signature                Title                                                    Date
      ---------                -----                                                    ----
/s/ Bruce S. Chelberg          Chairman and Chief Executive Officer                     April 22, 1999
-----------------------        Director (principal executive officer)
Bruce S. Chelberg

/s/ Martin M. Ellen            Senior Vice President and Chief                          April 22, 1999
-----------------------        Financial Officer (principal
Martin M. Ellen                financial and accounting officer)

                               Director                                                 April 22, 1999
-----------------------
Herbert M. Baum

/s/ Richard G. Cline           Director                                                 April 22, 1999
-----------------------
Richard G. Cline

/s/ Pierre S. du Pont          Director                                                 April 22, 1999
-----------------------
Pierre S. du Pont

/s/ Archie R. Dykes            Director                                                 April 22, 1999
-----------------------
Archie R. Dykes

/s/ Charles W. Gaillard        Director                                                 April 22, 1999
-----------------------
Charles W. Gaillard

/s/ Jarobin Gilbert, Jr.       Director                                                 April 22, 1999
-----------------------
Jarobin Gilbert, Jr.

                               Director                                                 April 22, 1999
-----------------------
Victoria B. Jackson

/s/ Charles S. Locke           Director                                                 April 22, 1999
-----------------------
Charles S. Locke


                                 EXHIBIT INDEX

Exhibit
Number
------

5     Opinion of Sidley & Austin

23.1  Consent of KPMG LLP (New York)

23.2  Consent of KPMG LLP (Chicago)

23.3  Consent of Sidley & Austin (included in Exhibit 5)